UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011 (May 10, 2011)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Explanatory Note

On May 12, 2011, Questar Corporation (the “Company”) filed a Current Report on Form 8-K relating to the voting results at its annual meeting of shareholders on May 10, 2011. This Current Report on Form 8-K/A is being filed solely to disclose the determination by the Company’s Board of Directors regarding how frequently the Company will include in its proxy materials an advisory vote on the compensation of its named executive officers (“Say on Pay Votes”).

Section 5 - Corporate Governance and Management

Item 5.07.

Submission of Matters to a Vote of Security Holders.

As previously reported, consistent with the Board of Directors’ recommendation at the Company’s annual meeting, shareholders holding more than a majority of shares voted for annual Say on Pay Votes. Accordingly, the Board of Directors has determined that the Company will hold a Say on Pay Vote every year until the next shareholder advisory vote on the frequency of Say on Pay Votes, which, in accordance with applicable law, will occur no later than the Company’s annual meeting of shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

August 10, 2011

/s/Kevin W. Hadlock

Kevin W. Hadlock

Executive Vice President and

Chief Financial Officer

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